INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The components of Loss before (benefit from) provision for income taxes for the years ended December 31, 2017, 2016 and 2015 were as follows:

(in millions)	2017	2016	2015
Domestic	$(2,032)	$(1,804)	$(1,516)
Foreign	291	(631)	1,361
	$(1,741)	$(2,435)	$(155)

The components of (Benefit from) provision for income taxes for the years ended December 31, 2017, 2016 and 2015 were as follows:

(in millions)	2017	2016	2015
Current:
Domestic	$20	$—	$—
Foreign	146	241	77
	166	241	77
Deferred:
Domestic	2	—	(3)
Foreign	(4,313)	(268)	59
	(4,311)	(268)	56
	$(4,145)	$(27)	$133

The (Benefit from) provision for income taxes differs from the expected amount calculated by applying the Company’s Canadian statutory rate of 26.9% to Loss before (benefit from) provision for income taxes for the years ended December 31, 2017, 2016 and 2015 as follows:

(in millions)	2017	2016	2015
Loss before (benefit from) provision for income taxes	$(1,741)	$(2,435)	$(155)
(Benefit from) provision for income taxes
Expected benefit from income taxes at Canadian statutory rate	$(468)	$(655)	$(42)
Non-deductible amount of share-based compensation	37	30	4
Adjustments to tax attributes	242	(147)	(87)
Impact of changes in enacted income tax rates	(747)	—	—
Canadian tax impact of foreign exchange gain or loss on U.S. dollar denominated debt held by VPII and its Canadian Affiliates	(157)	11	174
Change in valuation allowance related to foreign tax credits and net operating losses	(139)	155	114
Change in valuation allowance on Canadian deferred tax assets and tax rate changes	517	472	230
Change in uncertain tax positions	65	10	—
Foreign tax rate differences	(933)	101	107
Goodwill impairment	139	377	—
Tax differences on divestitures of businesses	(203)	—	(16)
Tax benefit on intra-entity transfers	(2,480)	(399)	(375)
Other	(18)	18	24
	$(4,145)	$(27)	$133

In the previous table, the comparable line items within the 2016 and 2015 (Benefit from) provision for income taxes have been reclassified using the current presentation.
Deferred tax assets and liabilities as of December 31, 2017 and 2016 consist of:

(in millions)	2017	2016
Deferred tax assets:
Tax loss carryforwards	$2,485	$1,328
Tax credit carryforwards	59	422
Scientific Research and Experimental Development pool	57	53
Research and development tax credits	140	129
Provisions	589	563
Deferred revenue	11	15
Deferred financing and share issue costs	61	391
Share-based compensation	22	37
Total deferred tax assets	3,424	2,938
Less valuation allowance	(2,001)	(1,857)
Net deferred tax assets	1,423	1,081
Deferred tax liabilities:
Intangible assets	2,014	4,044
Outside basis differences	28	2,165
Plant, equipment and technology	18	24
Prepaid expenses	35	80
Other	75	56
Total deferred tax liabilities	2,170	6,369
Net deferred tax liability	$(747)	$(5,288)
On December 22, 2017, the Tax Act was signed into law and includes a number of changes in the U.S. tax law, most notably a reduction of the U.S. corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017. The Tax Act also implements a modified territorial tax system that includes a one-time transition tax on the accumulated previously untaxed earnings of foreign subsidiaries (the “Transition Toll Tax”) equal to 15.5% (reinvested in liquid assets) or 8% (reinvested in non-liquid assets). At the taxpayer's election, the Transition Toll Tax can be paid over an eight-year period without interest, starting in 2018.
The Company has provided for income taxes, including the impacts of the Tax Act, in accordance with the accounting guidance issued through the date of this filing. The tax benefit for 2017 is $4,145 million, which includes provisional net tax benefits of $975 million attributable to the Tax Act. The accounting for the Tax Act includes each of the following provisional amounts: (i) the re-measurement of certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future of $774 million, (ii) the one-time Transition Toll Tax of $88 million and (iii) the decrease in deferred tax assets attributable to certain legal accruals, the deductibility of which is uncertain for U.S. federal income tax purposes, of $10 million. The Company has provisionally utilized net operating losses (“NOLs”) to offset the provisionally determined $88 million Transition Toll Tax and therefore no amount is recorded as payable. The Company has previously provided for residual U.S. federal income tax on its outside basis differences in certain foreign subsidiaries; however, as the Company's residual U.S. federal tax liability was $299 million prior to the law change, the Company recognized a deferred tax benefit of $299 million in the fourth quarter of 2017.
The provisional amounts included in the Company's 2017 Benefit from income taxes, including the Transition Toll Tax, will be finalized when a full assessment can be completed, and the resulting tax effects will be recognized in the period finalized, as additional income tax provision or benefit. The effects of the Tax Act were recorded as provisional estimated, in part, because of expected future guidance from the SEC, the US Internal Revenue Service, and various state and local governments. The Company's assessment must be finalized within one year of the enactment of the Tax Act, December 22, 2018. Differences between the provisional benefit from income taxes as provided and the benefit or provision for income taxes when finalized are expected, and those differences could be material.
In 2017, the Company liquidated the Company’s top U.S. subsidiary (Biovail Americas Corp.) (“BAC”) in a taxable transaction, resulting in a taxable loss which was of a character that offset certain gains from internal restructurings and third party divestitures, the excess of which was, under U.S. tax law, able to be carried back to offset previously recognized gains in 2016, 2015 and 2014. This carry back resulted in an increase in the Company’s deferred tax asset for net operating losses previously utilized against such gains. The largest result of this transaction for which the Company has recorded a benefit is the reversal of a previously established deferred tax liability of $1,900 million and a net benefit of approximately $400 million primarily related to the carryback of losses.
The realization of deferred tax assets is dependent on the Company generating sufficient domestic and foreign taxable income in the years that the temporary differences become deductible. A valuation allowance has been provided for the portion of the deferred tax assets that the Company determined is more likely than not to remain unrealized based on estimated future taxable income and tax planning strategies. As a result of losses in Canada and losses generated in conjunction with the internal restructurings which occurred in 2017, the valuation allowance increased by $144 million and $491 million, respectively. Given the Company’s history of pre-tax losses and expected future losses in Canada, the Company determined there was insufficient objective evidence to release the remaining valuation allowance against Canadian tax loss carryforwards, International Tax Credits (“ITC”) and pooled Scientific Research and Experimental Development Tax Incentive (“SR&ED”) expenditures.
As of December 31, 2017 and 2016, the Company had accumulated tax losses available to offset future years’ federal and provincial taxable income in Canada of approximately $5,047 million and $3,456 million, respectively.  As of December 31, 2017 and 2016, unclaimed ITCs available to offset future years’ federal taxes in Canada were approximately $37 million and $34 million, respectively, which expire between 2018 and 2036.  In addition, as of December 31, 2017 and 2016, pooled SR&ED expenditures available to offset against future years’ taxable income in Canada were approximately $210 million and $195 million, respectively, which may be carried forward indefinitely. As of December 31, 2017 and 2016, a full valuation allowance against the net Canadian deferred tax assets has been provided of $1,576 million and $1,328 million, respectively.
As of December 31, 2017 and 2016, the Company had accumulated tax losses available to offset future years' federal taxable income in the U.S. of approximately $1,703 million and $651 million, respectively, including acquired losses which expire between 2021 and 2036. In conjunction with the Sprout Sale, the Company recognized a capital loss and established a valuation allowance on the portion of the loss for which a benefit is not expected to be realized. While the remaining losses are subject to multiple annual loss limitations as a result of previous ownership changes, the Company believes that the recoverability of the deferred tax assets associated with these tax losses are more likely than not to be realized. As of December 31, 2017 and 2016, U.S. research and development credits available to offset future years' federal income taxes in the U.S. were approximately $95 million and $91 million, respectively, which includes acquired research and development credits and which expire between 2021 and 2036. As of December 31, 2017, the Company has intentions to amend prior tax filings in order to deduct foreign taxes rather than take a foreign tax credit. Therefore, the Company has reversed the deferred tax asset and associated valuation allowance of approximately $342 million in U.S. foreign tax credits, including acquired U.S. foreign tax credits. The Company has also provisionally recorded a deferred tax benefit of $84 million for such deduction and has adjusted its expected NOL carryforward accordingly.
The Company has provisionally determined to not record the potential tax impacts of GILTI associated with the unremitted earnings of the foreign subsidiaries owned by the Company’s U.S. subsidiaries. In addition, the Company provides for Canadian tax on the unremitted earnings of its direct foreign affiliates except for its direct U.S. subsidiaries. The Company continues to assert that the unremitted earnings of its U.S. subsidiaries will be permanently reinvested and not repatriated to Canada. As of December 31, 2017, the Company estimates there will be no Canadian tax liability attributable to the permanently reinvested U.S. earnings.
As of December 31, 2017 and 2016, unrecognized tax benefits (including interest and penalties) were $598 million and $423 million, of which $273 million and $185 million would affect the effective income tax rate, respectively. The remaining unrecognized tax benefits of approximately $325 million would not impact the effective tax rate as the tax positions are offset against existing tax attributes or are timing in nature. In 2017 and 2016, the Company recognized net increases to unrecognized tax benefits for current year tax positions of $147 million and $16 million, respectively. In 2017 and 2016, the Company recognized net increases to unrecognized tax benefits related to tax positions taken in the prior years of $28 million and $63 million, respectively.
The Company provides for interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2017 and 2016, accrued interest and penalties related to unrecognized tax benefits were approximately $41 million and $39 million. In 2017, the Company recognized an increase of approximately $2 million and in 2016 recognized a decrease of approximately $7 million of interest and penalties.
The Company and one or more of its subsidiaries file federal income tax returns in Canada, the U.S., and other foreign jurisdictions, as well as various provinces and states in Canada and the U.S. The Company and its subsidiaries have open tax years, primarily from 2005 to 2016, with significant taxing jurisdictions, respectively, including Canada and the U.S. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations and tax treaties, as they relate to the amount, timing, or inclusion of revenues and expenses, or the sustainability of income tax positions of the Company and its subsidiaries. Certain of these tax years are expected to remain open indefinitely.

Jurisdiction:	Open Years
United States - Federal	2015 - 2017
Canada	2005 - 2016
Germany	2013 - 2016
France	2013 - 2016
China	2015 - 2016
Ireland	2013 - 2016
Netherlands	2015 - 2016
Australia	2011 - 2017

In February 2018, the Company settled the 2013 - 2014 U.S. Federal income tax examination, the adjustments for which were not material. The Company remains under examination for various state tax audits in the U.S. for years 2002 through 2013. The Company is currently under examination by the Canada Revenue Agency for three separate cycles: (a) years 2005 through 2006, (b) years 2007 through 2009 and (c) years 2012 through 2013. In February 2013, the Company received from the Canada Revenue Agency a proposed audit adjustment for the years 2005 through 2007. The Company disagrees with the adjustments and has filed a Notice of Objection. The total proposed adjustment will result in a loss of tax attributes which are subject to a full valuation allowance and will not result in material change to the provision for income taxes. The Canada Revenue Agency audits of the 2010 and 2011 tax years were closed in 2016, and resulted in no material adjustments.
In 2014, the Company’s subsidiaries in Australia were notified that the Australian Taxation Office would conduct an audit of the 2010 and 2011 tax years. The Company’s subsidiaries in Australia are under audit by the Australian Taxation Office for various years beginning in 2010. On August 8, 2017, the Australian Taxation Office issued a notice of assessment for the tax years 2011 through 2017 in the aggregate amount of $117 million, which includes penalties and interest. The Company disagrees with the assessment and continues to believe that its tax positions are appropriate and supported by the facts, circumstances and applicable laws. The Company intends to defend its tax position in this matter vigorously. To this end, the Company has filed a holding objection against the assessment by the Australian Taxation Office and intends to file an objection in March of 2018. Additionally, the Company secured a bank guarantee to cover any potential cash outlays regarding this assessment.
The following table presents a reconciliation of the unrecognized tax benefits for 2017, 2016 and 2015:

(in millions)	2017	2016	2015
Balance, beginning of year	$423	$344	$345
Acquisition of Salix	—	—	15
Additions based on tax positions related to the current year	145	16	5
Additions for tax positions of prior years	57	96	23
Reductions for tax positions of prior years	(18)	(20)	(39)
Lapse of statute of limitations	(9)	(13)	(5)
Balance, end of year	$598	$423	$344

The Company estimates that unrecognized tax benefits realized during the next 12 months will not be material.